ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

Supplement dated March 28, 2025 to the

Summary Prospectus and Prospectus, each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Core Fixed Income Portfolio (the Portfolio), and the Prospectus (the Prospectus) for Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Connor Fitzgerald has been added as a named portfolio manager to the Portfolio.

To reflect this change, the Trust’s Prospectus and the Summary Prospectus for the Portfolio are hereby revised as follows:

I.The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: AST CORE FIXED INCOME PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus are hereby revised by adding the following information with respect to Mr. Fitzgerald:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date

PGIM Investments LLC	Wellington	Connor Fitzgerald,	Senior Managing	February 2025
/ AST Investment	Management	CFA	Director and
Services, Inc.	Company LLP		Portfolio Manager

II. The first paragraph of the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS

– AST Core Fixed Income Portfolio – Wellington Management Segment” is hereby replaced with the following:

Wellington Management Segment. The Wellington Management portfolio managers who are primarily responsible for the day-to-day management of the segment of the Portfolio managed by Wellington Management are Joseph Marvan, CFA, Jeremy Forster, Campe Goodman, CFA, and Robert D. Burn, CFA, and Connor Fitzgerald, CFA.

III. The following professional biography is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Core Fixed Income Portfolio – Wellington Management Segment:”

Connor Fitzgerald, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager. Connor is a fixed income portfolio manager on the Investment Grade Credit Team where he helps manage risk across the different credit-specific mandates. Additionally, he helps to generate new investment ideas, as well as assist in formulating strategy with respect to the investment grade credit asset class.

Connor joined Wellington Management in 2015. Previously, he was a portfolio manager at BlackRock where he was responsible for investment-grade credit sleeves within multisector bond portfolios, as well as absolute return sleeves in unconstrained non benchmark-oriented portfolios (2010 – 2015). Prior to that, he was an associate working as a trader for BlackRock’s Investment Grade platform and a portfolio manager on a credit-centric hedge fund book. Before his time at BlackRock, he was with R3 Capital Management (2008 – 2009) and Lehman Brothers (2006 – 2008).

Connor received his BA in economics and government studies from Bowdoin College (2006). Additionally, he holds the Chartered Financial Analyst designation.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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